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ROBERTSON STEPHENS INVESTMENT TRUST
SUPPLEMENT

to Statement of Additional Information dated August 15, 1996


The information on page B-22 of the Statement of Additional Information relating to Mr. James Peterson, is replaced in its entirety by the following:


JAMES PETERSON, Trustee
c/o Robertson, Stephens & Company LLC, 555 California Street, San Francisco, CA 94104

Mr. Peterson, 55, is a private consultant; he served as Director of the IBM Retirement Funds from April 1988 until October 1996. Mr. Peterson was a Manager of the IBM Retirement Funds from March 1981 until April 1988. Mr. Peterson has been a Trustee of the Trust since June 1987.


December 2, 1996